UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2010

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 001-05805 (Commission File Number)	No. 13-2624428 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of Principal Executive Offices)	10017 (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Registrant held its Annual Meeting of Shareholders on Tuesday, May 18, 2010. A total of 3,298,432,079 shares were represented in person or by proxy, or 83.0% of the total shares outstanding. The results of shareholder voting on the 10 proposals presented were as follows:

MANAGEMENT PROPOSALS:

Proposal 1- Shareholders elected the 11 director nominees named in the Proxy Statement:

Name	For	Against	Abstain
Crandall C. Bowles	2,882,409,162	21,426,773	7,371,265
Stephen B. Burke	2,881,482,291	22,209,178	7,515,731
David M. Cote	2,889,408,675	14,535,428	7,263,097
James S. Crown	2,888,217,559	15,759,442	7,230,199
James Dimon	2,831,845,842	73,304,388	6,056,970
Ellen V. Futter	2,583,048,932	321,128,787	7,029,481
William H. Gray, III	2,877,163,881	26,662,642	7,380,677
Laban P. Jackson, Jr.	2,879,779,523	24,173,669	7,254,008
David C. Novak	2,734,579,041	169,491,897	7,136,262
Lee R. Raymond	2,877,984,648	26,168,925	7,053,627
William C. Weldon	2,882,077,281	21,993,241	7,136,678
There were 387,224,882 broker non-votes.
Proposal 2 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant's independent registered public accounting firm for 2010:
For	Against	Abstain
3,256,359,963	35,416,057	6,656,059
98.72%	1.07%	0.20%
There were no broker non-votes.

Proposal 3 - Shareholders approved the Advisory Vote on Executive Compensation:
For	Against	Abstain
3,158,688,867	99,194,736	40,548,476
95.76%	3.01%	1.23%
There were no broker non-votes.

SHAREHOLDER PROPOSALS:

Proposal 4 - Shareholders did not approve the proposal on Political Non-Partisanship:
For	Against	Abstain
147,609,978	2,193,690,263	569,906,959
5.07%	75.35%	19.58%
There were 387,224,882 broker non-votes.

Proposal 5 - Shareholders did not approve the proposal on Special Shareowner Meetings
For	Against	Abstain
1,287,859,190	1,608,734,462	14,613,548
44.24%	55.26%	0.50%
There were 387,224,882 broker non-votes.

Proposal 6 - Shareholders did not approve the proposal on Collateral in Over the Counter Derivatives Trading:
For	Against	Abstain
971,265,204	1,905,773,226	34,168,770
33.36%	65.46%	1.17%
There were 387,224,882 broker non-votes.

Proposal 7 - Shareholders approved the proposal on Shareholder Action by Written Consent:
For	Against	Abstain
1,580,771,242	1,278,527,388	51,908,570
54.30%	43.92%	1.78%
There were 387,224,882 broker non-votes.

Proposal 8 - Shareholders did not approve the proposal on Independent Chairman:
For	Against	Abstain
989,606,973	1,909,833,387	11,766,840
33.99%	65.60%	0.40%
There were 387,224,882 broker non-votes.

Proposal 9 - Shareholders did not approve the proposal on Pay Disparity:
For	Against	Abstain
159,520,425	2,574,822,850	176,863,925
5.48%	88.45%	6.08%
There were 387,224,882 broker non-votes.

Proposal 10 - Shareholders did not approve the proposal on Share Retention:
For	Against	Abstain
680,458,251	2,211,660,734	19,088,215
23.37%	75.97%	0.66%
There were 387,224,882 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: May 20, 2010